UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026
RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10000 E. Geddes Avenue, Suite 500
Englewood, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 846-6000

Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	NASDAQ	(Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

Red Robin Gourmet Burgers, Inc. (“the Company”) held its annual meeting of stockholders on May 14, 2026. Of the 18,135,330 shares of common stock issued and outstanding as of the record date, 14,627,380 shares of common stock (approximately 80.66%) were present or represented by proxy at the annual meeting. The vote results for the matters submitted to stockholders are as follows:

Proposal 1. Stockholders elected all seven of the directors nominated by the Company’s board of directors to serve for one-year terms, until our 2027 annual meeting of stockholders or until their successors are duly elected and qualified or until any such director’s earlier resignation or removal:

Name	For	Against	Abstain	Broker Non-Votes	% of Votes Cast
Anthony Ackil	9,235,847	769,031	51,652	4,570,850	92.31%
Steven Lumpkin	9,760,855	240,295	55,381	4,570,850	97.60%
Christopher Martin	9,757,002	241,478	58,051	4,570,850	97.58%
David Pace	9,220,067	781,600	54,864	4,570,850	92.19%
James Pappas	9,720,553	279,346	56,631	4,570,850	97.21%
Nicole Miller Regan	9,278,429	721,074	57,027	4,570,850	92.79%
Anddria Varnado	9,193,614	804,879	58,037	4,570,850	91.95%

Proposal 2. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes	% of Votes Cast
7,643,722	1,389,960	1,022,848	4,570,850	84.61%
Proposal 3. Stockholders approved an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan to increase the number of authorized shares available for issuance:

For	Against	Abstain	Broker Non-Votes	% of Votes Cast
9,573,163	426,397	56,970	4,570,850	95.74%
Proposal 4. Stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the Company’s 2026 fiscal year:

For	Against	Abstain	Broker Non-Votes	% of Votes Cast
14,155,355	232,303	239,722	0	98.39%

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 15, 2026
RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Christopher Meyer
Name:	Christopher Meyer
Title:	Interim Principal Financial Officer and Interim Principal Accounting Officer

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